Ohio National Fund, Inc.

Supplement dated March 6, 2015

to the Prospectus dated May 1, 2014

The following supplements and amends the prospectus dated May 1, 2014, as previously supplemented:

Equity Portfolio

Under the section “Management,” the following information regarding Jean Yu is added:

Jean Yu, CFA, has been co-portfolio manager for the Portfolio since January 2015. Ms. Yu is a Director and Senior Research Analyst for ClearBridge.

Bond Portfolio

Under the section “Management,” the following information regarding Gary Rodmaker is added:

Gary Rodmaker, CFA, FLMI, has been co-portfolio manager for the Portfolio since January 2015. Mr. Rodmaker is Vice President, Fixed Income for Ohio National Life.

Omni Portfolio

Under the section “Management,” the following information regarding Andrew Wong is added:

Andrew Wong, Director of Research at Suffolk, has been a co-portfolio manager of the equity component of the Portfolio since January 2014.

Small Cap Growth Portfolio

Under the section “Management,” information regarding Maneesh Modi is deleted.

Mid Cap Opportunity Portfolio

Under the section “Management,” information regarding Craig Glassner is deleted.

Bristol Portfolio

Under the section “Management,” the following information regarding Andrew Wong is added:

Andrew Wong, Director of Research at Suffolk, has been a co-portfolio manager of the Portfolio since January 2014.

Fund Management

Under the section “Management of Portfolios,” the following information is added:

Gary Rodmaker is a co-portfolio manager of the Bond Portfolio. Mr. Rodmaker has been Vice President, Fixed Income for Ohio National Life since 2014. From 1989 to 2014, he was Managing Director, Fixed Income, Derivatives and Index at Ameritas Investment Advisors, Inc. and Vice President at Union Central Life. Mr. Rodmaker is a Chartered Financial Analyst and Fellow, Life Management Institute. Mr. Rodmaker earned a bachelor of science in business administration from Xavier University.

Jean Yu, CFA, has served as co-portfolio manager for the Equity Portfolio since January 2015. Ms. Yu joined ClearBridge in 2002 as a Research Analyst. She has been responsible for research in the healthcare sector. Her coverage responsibilities have also included transportation logistical companies, industrial gas, and Chinese internets. In 2008, Ms. Yu assumed additional responsibilities as a member of the portfolio management team managing the ClearBridge Research Fund.

Andrew Wong has been co-portfolio manager of the equity component of the Omni Portfolio and co-portfolio manager of the Bristol Portfolio since January 2014. Mr. Wong joined Suffolk in 2000 covering the Information Technology and Telecommunications sectors. Mr. Wong became Director of Research in 2010 and serves as a mentor to new analysts and oversees the firm’s Q-Squared model. In 2012, he began assisting in managing the firm’s Large-Cap Dynamic product. Mr. Wong has a Bachelor of Science degree in Engineering from Cornell University.

Information regarding Manessh Modi and Craig Glassner is deleted.

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